UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

SeaBright Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction	000-51124	56-2393241
of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 4th Avenue, Suite 1600
Seattle, Washington 98121
(Address of Principal executive offices, including Zip Code)

206-269-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On March 11, 2005, SeaBright Insurance Holdings, Inc. (the “Company”) paid annual bonus awards with respect to the fiscal year ended December 31, 2004 to executive officers, including to its Chief Executive Officer (the “CEO”) and the four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the Company’s 2004 fiscal year. The CEO and such other executive officers are referred to as the “Named Executive Officers.” The following table sets forth the annual bonus awards which were paid to the Named Executive Officers:

ANNUAL
NAME	BONUS AWARD
John G. Pasqualetto	$201,965
Richard J. Gergasko	128,416
Joseph S. De Vita	107,000
Richard W. Seelinger	74,457
Jeffrey C. Wanamaker	66,721

     Additional information regarding the compensation of the Named Executive Officers will be set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.
/s/ Joseph S. De Vita
Date: March 14, 2005	Name:	Joseph S. De Vita
	Title:	Senior Vice President, Chief Financial Officer and Assistant Secretary

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